Inventories and contracts in progress	12 Months Ended
Dec. 31, 2024
Inventories and contracts in progress
Inventories and contracts in progress

9Inventories and contracts in progress

Inventories and contracts in progress include the following:

	As of December 31,
in 000€	2024	2023	2022
Raw materials	9,007	9,061	7,975
Work in progress	4,237	4,070	4,626
Finished goods	3,158	3,266	2,837
Contracts in progress	590	637	643
Total inventories and contracts in progress	16,992	17,034	16,081

Inventory written-off on the balance sheet amounted to K€673 for the year ended December 31, 2024 (2023: K€471; 2022: K€1,473). The expenses are recorded in Cost of Sales.

The Group has contracts in progress and advances from customers. The total costs incurred is K€471 and the profit recognized is K€119 as of December 31, 2024. Advances were received for the amount of K€276 with respect to contracts in progress per end of 2024 (2023: K€126; 2022: K€60).